NINTH RULE 24 CERTIFICATE
                                                SEC FILE NO. 70-8297
                                                           EXHIBIT C


                    DATA-TRACK ACCOUNT SERVICES, INC.

                             INCOME STATEMENT



                                                  Twelve Months Ended
                                                    SEPTEMBER 1995
                                                     _____________


Operating Revenues                                      $412,503
                                                     -------------

Operating Expenses:
  Operation and Maintenance                              382,476
  Depletion, Depreciation & Amort.                         1,831
  Deferred Income Tax                                       (987)
  Other Taxes                                              1,756
                                                    -------------
                                                         385,136
                                                    -------------
 Operating Income (Loss)                                  27,367
                                                    -------------

Other Income
  Interest Income                                         23,705
                                                    -------------
                                                          23,705
                                                    -------------

 Gross Income (Loss)                                      51,072
                                                    -------------

Other Deductions
  Miscellaneous                                              (61)
                                                    -------------
                                                             (61)

Income Taxes:
  Federal                                                 17,862
  State                                                    4,167
  Deferred                                                  (280)
                                                    -------------
                                                          21,749
                                                    -------------

  Net Income (Loss)                                      $29,384
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